U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 10, 2010
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property	001-13545 (AMB Property	94-3281941 (AMB Property
Corporation)	Corporation)	Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)

415-394-9000
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.1
EX-10.2
EX-10.3

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 10, 2010, AMB Property, L.P. (“we” or “us”) entered into a fourth amended and restated unsecured revolving credit agreement for a U.S. Dollar equivalent amount of $600 million that replaced our then existing $550 million credit facility, which was to mature on June 1, 2011. AMB Property Corporation, our sole general partner, remains a guarantor of our obligations under the fourth amended and restated credit facility. The fourth amended and restated credit facility is with JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities LLC and Merrill Lynch Pierce Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners, PNC Bank, NA, The Bank of Nova Scotia and Wells Fargo Bank, N.A., as documentation agents, Compass Bank, US Bank, NA and Union Bank, N.A., as managing agents, and a syndicate of other banks.
     The fourth amended and restated credit facility matures on March 1, 2014 and may be extended at our option for one year, subject to satisfaction of certain conditions and the payment of an extension fee equal to 0.35% of the outstanding commitments. We have the ability to increase available borrowings up to a U.S. Dollar equivalent amount of $800 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be LIBOR plus a margin, which is based on the current credit rating of our long-term debt and is currently 185 basis points. In addition, there is an annual facility fee, which is based on the credit rating of our long-term debt and is currently 35 basis points. The fourth amended and restated credit facility also allows us, and any other entity controlled, directly or indirectly, by us and which we have elected to add as a qualified borrower from time to time, to borrow loans and obtain letters of credit denominated in U.S. Dollars, Pounds Sterling, Canadian Dollars, Euros and Yen, provided that, in the case of borrowings or letters of credit denominated in a currency other than U.S. Dollars, such currency is readily available and freely transferable and convertible to U.S. dollars, the Reuters Monitor Money Rates Service reports LIBOR for such currency relating to the applicable interest periods, we have an investment grade credit rating from either S&P or Moody’s and the aggregate amount of such borrowings or letters of credit do not exceed the U.S. Dollar equivalent of $565 million. The fourth amended and restated credit agreement contains customary and other affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios by us, and negative covenants, including limitations on mergers or consolidations. In addition, the fourth amended and restated credit agreement includes customary events (including without limitation a non-payment under the loan, a breach of warranties and representations in any material respect, non-compliance with covenants by us, any qualified borrower and AMB Property Corporation as guarantor), as well as certain other additional events (including without a limitation change in the majority of board of directors of AMB Property Corporation during any 12-month period or the acquisition by a person or group of 30% or more of the common stock of AMB Property Corporation), each of which, if not cured within the time period, if any, specified in the fourth amended and restated credit agreement would constitute an event of default. Upon the occurrence and continuance of such events of default, the lenders may elect to accelerate the outstanding principal and accrued and unpaid interest under the fourth amended and restated credit facility. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the occurrence of certain other events of default, including without limitation and as described more fully in the fourth amended and restated credit agreement, the commencement of any voluntary or involuntary proceeding seeking liquidation, reorganization or other relief of the debts of us or AMB Property Corporation under any bankruptcy, insolvency or other similar law, or we or AMB Property Corporation seek at any time to repudiate our obligations under the fourth amended and restated credit agreement or any related document.
     A copy of the fourth amended and restated credit agreement, the guaranty by AMB Property Corporation and the qualified borrower guaranty by AMB Property, L.P. are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively. The description in this current report of the fourth amended and restated credit facility, the guaranty by AMB Property Corporation and the qualified borrower guaranty is not intended to be a complete description of those instruments, and the description is qualified in its entirety by the full text of the documents which are attached as exhibits to, and are incorporated by reference in, this current report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Fourth Amended and Restated Revolving Credit Agreement, dated as of November 10, 2010, among AMB Property, L.P., as Borrower, the banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, PNC Bank, NA, The Bank of Nova Scotia and Wells Fargo Bank, N.A., as Documentation Agents, and Compass Bank, US Bank, NA and Union Bank, N.A., as Managing Agents.

10.2	Guaranty of Payment, dated as of November 10, 2010, by AMB Property Corporation, for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Europe Limited, as Administrative Agent for the banks that are from time to time parties to the Fourth Amended and Restated Revolving Credit Agreement.

10.3	Qualified Borrower Guaranty, dated as of November 10, 2010, by AMB Property, L.P. for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Europe Limited, as Administrative Agent for the banks that are from time to time parties to the Fourth Amended and Restated Revolving Credit Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: November 10, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation,
Its general partner

Date: November 10, 2010	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Fourth Amended and Restated Revolving Credit Agreement, dated as of November 10, 2010, among AMB Property, L.P., as Borrower, the banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, PNC Bank, NA, The Bank of Nova Scotia and Wells Fargo Bank, N.A., as Documentation Agents, and Compass Bank, US Bank, NA and Union Bank, N.A., as Managing Agents.

10.2	Guaranty of Payment, dated as of November 10, 2010, by AMB Property Corporation, for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Europe Limited, as Administrative Agent for the banks that are from time to time parties to the Fourth Amended and Restated Revolving Credit Agreement.

10.3	Qualified Borrower Guaranty, dated as of November 10, 2010, by AMB Property, L.P. for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Europe Limited, as Administrative Agent for the banks that are from time to time parties to the Fourth Amended and Restated Revolving Credit Agreement.